Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 9/30/95
          File No. 811-3440
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              424,455,432
                       WITHHELD          12,676,836

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              424,717,712
                       WITHHELD          12,414,556

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              424,630,285
                       WITHHELD          12,501,983

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              424,761,425
                       WITHHELD          12,370,843

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              424,586,572
                       WITHHELD          12,545,696

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR              424,368,006
                       WITHHELD          12,764,262












          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 9/30/95
          File No. 811-3440
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              424,193,153
                       WITHHELD          12,939,115

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              424,499,145
                       WITHHELD          12,633,123

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR              424,673,998
                       WITHHELD          12,458,270


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR              412,345,882
                       AGAINST            6,901,993
                       ABSTAIN           18,462,629




























          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 9/30/95
          File No. 811-3440
          Page 3


          Item 3A:  New Investment Management Agreement

          Kemper Cash Reserves Fund


                    Vote         Number
                    ----         ----------
                    FOR         105,975,148
                    AGAINST       4,090,252
                    ABSTAIN       6,441,805

          Kemper Short-Intermediate Government Fund


                    Vote         Number
                    ----         ----------
                    FOR          16,631,860
                    AGAINST         395,479
                    ABSTAIN         807,587

          Kemper U.S. Mortgage Fund


                    Vote         Number
                    ----         -----------
                    FOR          279,209,878
                    AGAINST        7,593,627
                    ABSTAIN       16,573,867































          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 9/30/95
          File No. 811-3440
          Page 4


          Item 4B:  New Rule 12B-1 Distribution Plan (For Class B
          Shareholders Only)

          Kemper Cash Reserves Fund

                    Vote         Number
                    ----         -----------
                    FOR           84,102,966
                    AGAINST        4,542,164
                    ABSTAIN        5,217,040

          Kemper Short-Intermediate Government Fund

                    Vote         Number
                    ----         -----------
                    FOR           13,978,529
                    AGAINST          506,014
                    ABSTAIN          837,704

          Kemper U.S. Mortgage Fund

                    Vote         Number
                    ----         -----------
                    FOR          121,616,939
                    AGAINST        3,668,824
                    ABSTAIN        7,822,932

































          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 9/30/95
          File No. 811-3440
          Page 5


          Item 4C:  New Rule 12B-1 Distribution Plan (For Class C
          Shareholders Only)

          Kemper Cash Reserves Fund

                    Vote         Number
                    ----         -----------
                    FOR            1,185,359
                    AGAINST           60,843
                    ABSTAIN           44,981

          Kemper Short-Intermediate Government Fund

                    Vote         Number
                    ----         -----------
                    FOR              161,475
                    AGAINST              540
                    ABSTAIN              709

          Kemper U.S. Mortgage Fund

                    Vote         Number
                    ----         -----------
                    FOR              128,783
                    AGAINST              320
                    ABSTAIN               28




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